UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2022

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Energy and Water Development Corp.

(Exact name of registrant as specified in its charter)

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Florida	000-56030	30-0781375
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7901 4th St. N, Suite 4174

St. Petersburg, FL 33702

 (Address of Principal Executive Office) (Zip Code)

305-517-7330

(Registrant’s telephone number, including area code)

 (Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Chief Executive Officer and President

Effective as of August 4, 2022, Mr. Ralph M. Hofmeier has resigned as Chief Executive Officer and President of Energy and Water Development Corp. (the "Company"). Mr. Hofmeier’s resignation is not a result of any disagreement with the Company or its independent auditors on any matter relating to the Company’s accounting, strategy, management, operations, policies, regulatory matters, or practices (financial or otherwise).

(b) Resignation of Chief Operating Officer

Effective as of August 4, 2022, Ms. Irma Velazquez has resigned as Chief Operating Officer of the Company. Ms. Velazquez’s resignation is not a result of any disagreement with the Company or its independent auditors on any matter relating to the Company’s accounting, strategy, management, operations, policies, regulatory matters, or practices (financial or otherwise).

(c) Appointment of Chief Technology Officer

Effective as of August 4, 2022, Mr. Ralph Hofmeier was appointed as Chief Technology Officer of the Company.

Mr. Hofmeier, age 61, most recently served as the Company’s Chief Executive Officer, President, and Chairman of the Board of Directors beginning in 2008. Mr. Hofmeier has a mechanical engineering background and, over the last 20 years, he has established and developed several multinational companies in green tech distribution and commercialization, such as Powermax LLC, Powermax Inc and Powermax GmbH. Mr. Hofmeier remains the Chairman of the Board of Directors.

On August 4, 2022, the Company entered into an employment agreement with Mr. Hofmeier. The employment agreement sets forth the material terms and conditions of his employment, including base salary, target annual cash bonus opportunity, target annual equity award opportunity, standard employee benefit plan participation, severance and change in control benefits. Additionally, Mr. Hofmeier’s employment agreement also includes certain restrictive covenants that generally prohibit him from (i) competing against the Company, (ii) disclosing information that is confidential to the Company and its subsidiaries and (iii) from soliciting or hiring the Company’s employees and those of its subsidiaries or soliciting the Company’s customers. Mr. Hofmeier’s employment agreement may be assigned to an affiliate of the Company.

Mr. Hofmeier is married to Irma Velazquez, the Company’s Chief Executive Officer.

There are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Hofmeier has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Hofmeier was not appointed as the Company’s Chief Technology Officer pursuant to any arrangement or understanding with any other person.

The foregoing description of the employment agreement for Mr. Hofmeier contained herein does not purport to be complete and is qualified in its entirety by reference thereto, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

(c) Appointment of Chief Executive Officer

Effective as of August 4, 2022, Ms. Irma Velazquez was appointed as Chief Executive Officer of the Company.

Ms. Velazquez, age 56, most recently served as the Company’s Chief Operating Officer and Vice Chairman of the Board of Directors beginning in 2012. She brings to the Company her certified expertise of sustainable development and emerging technologies, along with her extensive experience and managerial skills on large-scale project management. Ms. Velazquez worked from 1997 to 2010 in United Nations agencies such as the World Health Organization, Farmaciens Sans Frontieres, Red Cross and Crescent Societies (IFRC) where she served in the positions of Information Technology Manager, Sustainable Development Manager and Programme Manager, leading the strategic development and execution of corporate vision for operations, communications, and marketing, as well as a Disaster & Crisis Management Coordinator, where she demonstrated the ability to govern complex programs and organizations, which drove development and implementation of business plans, operational structures, processes, and procedures. Ms. Velazquez has a Master in Sciences from the Erasmus University of Rotterdam and has experience in diplomatic negotiations and proven experience building positive relationships with government entities, agencies, and private sector partners. Ms. Velazquez speaks French, English and Spanish. Ms. Velazquez remains the Vice Chairman of the Board of Directors.

On August 4, 2022, the Company entered into an employment agreement with Ms. Velazquez. The employment agreement sets forth the material terms and conditions of his employment, including base salary, target annual cash bonus opportunity, target annual equity award opportunity, standard employee benefit plan participation, severance and change in control benefits. Additionally, Ms. Velazquez’s employment agreement also includes certain restrictive covenants that generally prohibit him from (i) competing against the Company, (ii) disclosing information that is confidential to the Company and its subsidiaries and (iii) from soliciting or hiring the Company’s employees and those of its subsidiaries or soliciting the Company’s customers. Ms. Velazquez’s employment agreement may be assigned to an affiliate of the Company.

Ms. Velazquez is married to Ralph Hofmeier, the Company’s Chief Technology Officer.

There are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Ms. Velazquez has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Ms. Velazquez was not appointed as the Company’s Chief Executive Officer pursuant to any arrangement or understanding with any other person.

The foregoing description of the employment agreement for Ms. Velazquez contained herein does not purport to be complete and is qualified in its entirety by reference thereto, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated effective as of August 4, 2022 by and between Energy and Water Development Corp. and Ralph Hofmeier.
10.2	Employment Agreement dated effective as of August 4, 2022 by and between Energy and Water Development Corp. and Irma Velazquez.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy and Water Development Corp.

Dated: August 4, 2022	By:	/s/ Irma Velazquez
	Name: Title:	Irma Velazquez Chief Executive Officer